                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      Wells Real Estate Fund XI,L.P.
 -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Georgia                                           58-2250094
----------------------------------------                    -------------------
(State of incorporation or organization)                       (IRS Employer
                                                             Identification No.)

     3885 Holcomb Bridge Road
              Norcross, Georgia                                    30092
----------------------------------------                    --------------------
(Address of principal executive offices)                         (Zip Code)

      If this form relates to the        If this form relates to the
      registration of a class of         registration of a class of
      securities pursuant to Section     securities pursuant to Section
      12(b) of the Exchange Act and is   12(g) of the Exchange Act and is
      effective pursuant to General      effective pursuant to General
      Instruction A.(c), please check    Instruction A.(d), please check
      the following box. [_]             the following box. [_]

Securities Act registration statement file number to which this form relates: 333-7979
        ---------------
        (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                  Name of Each Exchange on Which
      to be so Registered                  Each Class it to be Registered
      -------------------                  ------------------------------

_________________________________        __________________________________
_________________________________        __________________________________

Securities to be registered pursuant to Section 12(g) of the Act:

                         Units of Limited Partnership Interest
--------------------------------------------------------------------------------
                                (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered.
-------   -------------------------------------------------------

  For a description of the securities being registered under Section 12(g) of the Securities Exchange Act of 1934, see the "Description of the Units" section on pages 24 through 28, and the "Summary of Partnership Agreement" section on pages 79 through 93 of the Prospectus dated December 31, 1997, contained in Post-Effective Amendment No. 7 to Form S-11 Registration Statement of Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. filed with the Commission on August 14, 1998 (File No. 333-7979), which are incorporated herein by reference.

Item 2.   Exhibits.
-------   --------

  Below are the exhibits filed as a part of this Registration Statement:

  1. Specimen of securities to be registered hereunder (filed herewith);

  2. (a) Amended and Restated Agreement of Limited Partnership of Wells Real Estate Fund XI, L.P., which was included as Exhibit B to the Prospectus dated December 31, 1997, contained in Post-Effective Amendment No. 7 to Form S-11 Registration Statement of Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. filed as Exhibit 3(a) with the Commission on August 14, 1998 (File No. 333-7979), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934;

     (b) Subscription Agreement of Wells Real Estate Fund XI, L.P., which was included as Exhibit C to the Prospectus dated December 31, 1997, contained in Post-Effective Amendment No. 7 to Form S-11 Registration Statement of Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. filed as Exhibit 4 with the Commission on August 14, 1998 (File No. 333-7979), which is incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934; and

  3. Pages 24 through 28, and pages 79 through 93 of the Prospectus dated December 31, 1997, contained in Post-Effective Amendment No. 7 to Form S-11 Registration Statement of Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. filed with the Commission on August 14, 1998 (File No. 333-7979) (filed herewith pursuant to Rule 12b-23(a)(3) under the Securities Exchange Act of 1934).

                                 SIGNATURES


  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 5, 1999          WELLS REAL ESTATE FUND XI, L.P.
                              (Registrant)

                              By:  Wells Partners, L.P.
                                   A Georgia limited partnership
                                   General Partner

                                   By:   Wells Capital, Inc.
                                         A Georgia corporation
                                         General Partner

                                         By:/s/ Leo F. Wells, III
                                            ------------------------------------
                                             Leo F. Wells, III
                                             President



                              By:  /s/ Leo F. Wells, III
                                   ---------------------------------------------
                                   Leo F. Wells, III
                                   General Partner


  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registration Statement has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

           Signature                          Title                  Date
           ---------                          ------                ------
/s/ Leo F. Wells, III            Individual General Partner and   April 5, 1999
--------------------------       President (Chief Executive
Leo F. Wells, III                Officer), Treasurer (Chief
                                 Financial Officer) and Sole
                                 Director of Wells Capital,
                                 Inc., the sole general partner
                                 of Wells Partners, L.P.


                                 EXHIBIT INDEX


  The following documents are filed as exhibits to this report. Those exhibits previously filed and incorporated herein by reference are identified below by an asterisk. For each exhibit identified by an asterisk, there is shown below a description of the previous filing.


Exhibit Number
--------------
1                   Specimen of securities to be registered hereunder

2(a)/*/             Amended and Restated Agreement of Limited Partnership of
                    Wells Real Estate Fund XI, L.P. (Exhibit B to the Prospectus dated December 31, 1997, contained in Post-Effective
                    Amendment No. 7 to Form S-11 Registration Statement of Wells
                    Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P.
                    filed as Exhibit 3(a) with the Commission on August 14, 1998, File No. 333-7979)

2(b)/*/             Subscription Agreement of Wells Real Estate Fund XI, L.P.
                    (Exhibit C to the Prospectus dated December 31, 1997, contained in Post-Effective Amendment No. 7 to Form S-11
                    Registration Statement of Wells Real Estate Fund X, L.P. and
                    Wells Real Estate Fund XI, L.P. filed as Exhibit 4 with the
                    Commission on August 14, 1998, File No. 333-7979)

3 Pages 24 through 28, and pages 79 through 93 of the Prospectus dated December 31, 1997, contained in Post-
                    Effective Amendment No. 7 to Form S-11 Registration
                    Statement of Wells Real Estate Fund X, L.P. and Wells Real
                    Estate Fund XI, L.P. filed with the Commission on August 14,
                    1998 (File No. 333-7979)